UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-D

ASSET-BACKED ISSUER

DISTRIBUTION REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

For the monthly distribution period from	November 1, 2020 to November 30, 2020

Commission File Number of issuing entity:	333-206176-01, 333-181466, 333-229815-01

Central Index Key Number of issuing entity:	0001290098

Synchrony Credit Card Master Note Trust

(Exact Name of issuing entity as specified in its charter)

Commission File Number of depositor:	333-206176, 333-181466-01, 333-229815

Central Index Key Number of depositor:	0001226006

RFS Holding, L.L.C.

(Exact Name of Registrant as Specified in its Charter)

Synchrony Bank

(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number of Sponsor: 0001602566

Delaware

(State or Other Jurisdiction of Incorporation or organization of the issuing entity)

57-1173164 (RFS Holding, L.L.C.) 20-0268039 (Synchrony Credit Card Master Note Trust)

(I.R.S. Employer Identification No.)

c/o Synchrony Financial
777 Long Ridge Rd, Building S, 3rd Floor
Stamford, CT	06902
(Address of Principal Executive Office of the issuing entity)	(Zip Code)

(877) 441-5094

(Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Registered reporting pursuant to (check one)

Title of Class	Section 12(b)	Section 12(g)	Section 15(d)	Name of Exchange (If Section 12(b))
Series 2016-2, Class A	☐	☐	☒
Series 2016-2, Class B	☐	☐	☒
Series 2016-2, Class C	☐	☐	☒
Series 2017-2, Class A	☐	☐	☒
Series 2017-2, Class B	☐	☐	☒
Series 2017-2, Class C	☐	☐	☒
Series 2018-1, Class A	☐	☐	☒
Series 2018-1, Class B	☐	☐	☒
Series 2018-1, Class C	☐	☐	☒
Series 2018-2, Class A	☐	☐	☒
Series 2018-2, Class B	☐	☐	☒
Series 2018-2, Class C	☐	☐	☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such requirements for the past 90 days. Yes: ☒ No: ☐

PART I - Distribution Information.

Item 1. Distribution and Pool Performance Information.

The response to Item 1 is set forth herein and in Exhibits 99.1, 99.2, 99.3, and 99.4.

Trust Performance1

	Nov 2020	Oct 2020	Sep 2020	3-Month Avg
Gross Trust Yield	27.54%	27.79%	25.41%	26.92%
Gross Charge-Off Rate	3.68%	3.82%	4.62%	4.04%
Gross Charge-Off Rate Excluding Fraud	3.55%	3.67%	4.49%	3.90%
Net Charge-Off Rate Excluding Fraud	2.91%	3.00%	3.61%	3.17%
Trust Excess Spread Percentage	20.41%	20.51%	17.36%	19.43%
Payment Rate	18.61%	17.98%	18.09%	18.23%

Delinquency Data
1-29 Days Delinquent	2.07%	2.05%	2.08%	2.07%
30-59 Days Delinquent	0.55%	0.58%	0.53%	0.56%
60-89 Days Delinquent	0.44%	0.40%	0.34%	0.39%
90-119 Days Delinquent	0.34%	0.29%	0.29%	0.31%
120-149 Days Delinquent	0.25%	0.26%	0.25%	0.26%
150-179 Days Delinquent	0.22%	0.23%	0.27%	0.24%
180 or Greater Days Delinquent	0.00%	0.00%	0.00%	0.00%

BOP Principal Receivables ($B)	$7.4	$7.5	$7.6	$7.5

1 In accordance with its credit and collection policies, the Servicer has granted forbearances to certain accounts in connection with the COVID-19 pandemic.  Those accounts receiving forbearance relief may not advance to the next delinquency cycle, including eventually to charge-off, in the same timeframe that would have occurred had the forbearance relief not been granted.  Thus, delinquency data set forth in this Form 10-D and in the Monthly Noteholder's Statements relating to the December 2020 Payment Date may be impacted by the amount of forbearances granted in connection with the COVID-19 pandemic.

Charge-offs are executed on charge-off cycle dates which occur on various days during each distribution period. The number of different charge-off cycle dates in each distribution period varies based on such factors as the calendar and the timing of billing cycles. As a result, the amount of charged-off receivables can vary between distribution periods with no corresponding change in the performance of the trust portfolio. The following table sets forth the number of different charge-off cycle dates for each distribution period ending in the months indicated. Each distribution period begins on the first calendar day and ends on the last calendar day of the calendar month indicated below.

	2019	2020
January	28	28
February	28	26
March	28	30
April	28	28
May	28	28
June	28	28
July	29	28
August	27	28
September	28	29
October	28	25
November	26	30
December	30	28

A.	Composition of Trust Portfolio

The following tables summarize the trust portfolio by various criteria as of October 31, 2020 for each of the retailers included in the trust portfolio, except for the “Composition by FICO® Credit Score Range” table, which summarizes the trust portfolio based on cardholders’ statement balances for October 2020 by FICO® credit score as most recently refreshed.

Please note that numbers and percentages presented in the tables in this section may not sum to the totals presented due to rounding.

For purposes of the tables in this section:

• Total Receivables Outstanding is the sum of principal receivables and finance charge receivables (which includes fee receivables) included in the trust portfolio in the period indicated.

• Number of Accounts is the number of accounts included in the trust portfolio as of the date or in the period indicated. The total number of accounts disclosed in this Form 10-D as of any date and used for purposes of calculating the statistical information presented below includes certain accounts that have been closed due to the related credit card or cards being lost or stolen or the account being subject to fraudulent activity.

Composition by Retailer

Retailer	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Lowe’s	$1,639,023,506	20.9%	1,417,393	12.6%
JCPenney	1,220,702,015	15.6%	2,517,494	22.3%
Sam’s Club Dual Card	1,162,523,060	14.8%	1,141,910	10.1%
Amazon	1,012,324,536	12.9%	1,105,934	9.8%
Gap Family Dual Card(1)	855,558,494	10.9%	975,678	8.7%
Sam’s Club	762,698,061	9.7%	1,101,475	9.8%
Belk	389,010,475	5.0%	833,787	7.4%
Gap(2)	380,135,758	4.8%	1,204,028	10.7%
Chevron	165,101,954	2.1%	753,509	6.7%
JCPenney Dual Card	64,514,694	0.8%	58,434	0.5%
Other	189,667,495	2.4%	161,984	1.4%
Total	$7,841,260,047	100.0%	11,271,626	100.0%

(1)	Figures presented for Gap Family Dual Card include Old Navy Dual Card, Gap Dual Card and Banana Republic Dual Card, which are affiliated retailers. Each of these retailers’ cards may be used at the locations of the other two.

(2)	Figures presented for Gap include Old Navy, Gap and Banana Republic, which are affiliated retailers. Each of these retailers’ cards may be used at the locations of the other two.

Composition by Account Balance Range

Account Balance Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Credit Balance	$(12,158,102)	-0.2%	168,779	1.5%
No Balance	-	0.0%	5,072,537	45.0%
$0.01-$500.00	500,833,320	6.4%	3,144,214	27.9%
$500.01-$1,000.00	557,519,665	7.1%	768,878	6.8%
$1,000.01-$2,000.00	1,178,321,738	15.0%	812,911	7.2%
$2,000.01-$3,000.00	1,125,172,785	14.3%	457,326	4.1%
$3,000.01-$4,000.00	975,478,422	12.4%	281,291	2.5%
$4,000.01-$5,000.00	837,228,069	10.7%	187,126	1.7%
$5,000.01-$6,000.00	732,257,511	9.3%	133,651	1.2%
$6,000.01-$7,000.00	580,244,255	7.4%	89,622	0.8%
$7,000.01-$8,000.00	459,825,903	5.9%	61,514	0.5%
$8,000.01-$9,000.00	351,323,195	4.5%	41,471	0.4%
$9,000.01-$10,000.00	283,382,463	3.6%	29,910	0.3%
$10,000.01-$15,000.00	234,459,595	3.0%	20,368	0.2%
$15,000.01-$20,000.00	26,823,942	0.3%	1,606	0.0%
$20,000.01 or more	10,547,284	0.1%	422	0.0%
Total	$7,841,260,047	100.0%	11,271,626	100.0%

Composition by Credit Limit Range

Credit Limit Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
$0.01-$500.00	$49,147,698	0.6%	721,311	6.4%
$500.01-$1,000.00	136,258,680	1.7%	614,165	5.4%
$1,000.01-$2,000.00	466,504,875	5.9%	2,049,515	18.2%
$2,000.01-$3,000.00	630,486,134	8.0%	1,717,553	15.2%
$3,000.01-$4,000.00	615,951,313	7.9%	1,058,592	9.4%
$4,000.01-$5,000.00	642,639,940	8.2%	899,144	8.0%
$5,000.01-$6,000.00	756,598,466	9.6%	847,766	7.5%
$6,000.01-$7,000.00	725,557,599	9.3%	578,064	5.1%
$7,000.01-$8,000.00	829,856,351	10.6%	654,087	5.8%
$8,000.01-$9,000.00	527,304,003	6.7%	380,569	3.4%
$9,000.01-$10,000.00	1,383,965,847	17.6%	1,049,422	9.3%
$10,000.01 or more	1,076,989,139	13.7%	701,438	6.2%
Total	$7,841,260,047	100.0%	11,271,626	100.0%

Composition by Account Age Range

Account Age Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Up to 6 Months	$-	0.0%	-	0.0%
6 Months to 12 Months	-	0.0%	-	0.0%
Over 12 Months to 24 Months	10,496,293	0.1%	25,286	0.2%
Over 24 Months to 36 Months	168,356,138	2.1%	354,602	3.1%
Over 36 Months to 48 Months	171,183,673	2.2%	315,042	2.8%
Over 48 Months to 60 Months	205,595,295	2.6%	284,983	2.5%
Over 60 Months to 72 Months	192,306,035	2.5%	244,678	2.2%
Over 72 Months to 84 Months	150,278,514	1.9%	181,246	1.6%
Over 84 Months to 96 Months	163,552,597	2.1%	192,969	1.7%
Over 96 Months to 108 Months	474,540,206	6.1%	600,538	5.3%
Over 108 Months to 120 Months	526,476,900	6.7%	672,335	6.0%
Over 120 Months	5,778,474,394	73.7%	8,399,947	74.5%
Total	$7,841,260,047	100.0%	11,271,626	100.0%

Except for the applicable states listed below, no state accounted for more than 5% of the number of accounts or 5% of the total receivable balances, as applicable, as of October 31, 2020 for each of the retailers included in the trust portfolio. Since the largest number of cardholders (based on billing addresses) whose accounts are designated for the trust portfolio were in the five states listed below, adverse economic conditions affecting cardholders residing in those areas could affect timely payment by the related cardholders of amounts due on the accounts and, accordingly, the rate of delinquencies and losses for the trust portfolio.

Composition by Billing Address

Billing Address	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Texas	$715,961,637	9.1%	969,726	8.6%
California	602,321,347	7.7%	1,138,049	10.1%
Florida	494,919,118	6.3%	729,307	6.5%
North Carolina	432,361,911	5.5%	589,703	5.2%
New York	389,811,353	5.0%	594,279	5.3%
Other	5,205,884,681	66.4%	7,250,562	64.3%
Total	$7,841,260,047	100.0%	11,271,626	100.00%

Composition by Delinquency Status

Delinquency Status	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Current, Credit and Zero Balance	$7,542,454,182	96.2%	11,102,093	98.5%
1 – 29 Days	160,523,885	2.0%	109,952	1.0%
30 – 59 Days	45,597,315	0.6%	22,194	0.2%
60 – 89 Days	31,141,379	0.4%	13,431	0.1%
90 – 119 Days	22,871,278	0.3%	9,340	0.1%
120 – 149 Days	20,413,603	0.3%	7,941	0.1%
150 or More Days	18,258,404	0.2%	6,675	0.1%
Total	$7,841,260,047	100.0%	11,271,626	100.0%

Composition by FICO® Credit Score

In determining whether to grant credit to a potential account holder, the bank scores each application based on the applicant’s credit bureau report using industry (such as a FICO® or other credit scores) and proprietary credit and fraud models and bankruptcy scorecards.  FICO® scores or equivalent are obtained at origination of the account and are refreshed, at a minimum quarterly, to assist in predicting customer behavior.  The bank may use alternative data sources to assess applicants for whom a credit score is not available.

A FICO® credit score is a measurement derived from a proprietary credit scoring method owned by Fair, Isaac & Company to determine the likelihood that credit users will pay their credit obligations in accordance with the terms of their accounts. Although Fair, Isaac & Company discloses only limited information about the variables it uses to assess credit risk, those variables likely include, but are not limited to, debt level, credit history, payment patterns (including delinquency experience) and level of utilization of available credit. FICO® credit scores range from 300 to 850, and a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. FICO® credit scores for any one individual may be determined by up to three independent credit bureaus and may vary by credit bureau.

FICO® credit scores are based on independent, third-party information, the accuracy of which we cannot verify. FICO® credit scores were not developed specifically for use in connection with credit card accounts, but for consumer credit products in general.

FICO® credit scores of an individual may change over time, depending on the conduct of the individual, including the individual’s usage of his or her available credit, and changes in credit score technology used by Fair, Isaac & Company. Because the composition of the accounts designated for the trust may change over time, this table is not necessarily indicative of credit scores at origination of the accounts or the composition of the accounts in the trust at any specific time thereafter.

The following table reflects receivables based on cardholders’ statement balances for October 2020, and the composition of accounts by FICO® credit score as most recently refreshed:

Composition by FICO® Credit Score Range

FICO® Credit Score Range(1)	Total Receivables Outstanding	Percentage of Total Receivables Outstanding
Less than or equal to 599	$284,122,702	3.6%
600 to 659	971,170,844	12.4%
660 to 719	2,891,222,826	37.0%
720 and above	3,479,129,170	44.5%
No Score	188,293,100	2.4%
Total	$7,813,938,641	100.0%

(1)	FICO® is a federally registered trademark of Fair, Isaac & Company.

B.	Receivables Performance

The following Cardholder Monthly Payment Rates table sets forth the highest and lowest cardholder monthly payment rates on the credit card accounts in the trust portfolio during any monthly period for the ten months ended October 31, 2020 in each case calculated as a percentage of the principal receivables outstanding as of the first day of each monthly period during the period indicated. Because the future composition and performance of the trust portfolio will change over time, the table below is not indicative of the composition or performance of the trust portfolio at any subsequent time.

Cardholder Monthly Payment Rates

Ten Months Ended October 31, 2020
Lowest Month	15.91%
Highest Month	18.13%
Monthly Average	17.27%

The Payment Status table in this section shows the average for all billing cycles in the period indicated of the payments made on the receivables that fall within each of the following categories: (1) less than minimum payment, (2) minimum payment, (3) greater than minimum payment, but less than full payment and (4) full payment or greater than full payment. For any billing cycle, the percentage of payments in each category is calculated by dividing the number of accounts with payments in that category by the total amount of all accounts that were required to make payments on the receivables.

Payment Status

Percentage of Accounts
Ten Months Ended October 31, 2020
Less than Minimum Payment	6.61%
Minimum Payment	13.86%
Greater than Minimum Payment, Less than Full Payment	37.88%
Full Payment or Greater than Full Payment	41.65%

The following tables set forth the aggregate delinquency and loss experience for cardholder payments on the credit card accounts in the trust portfolio for each of the dates or periods shown. Please note that numbers and percentages presented in the tables in this section may not sum to the totals presented due to rounding. We cannot assure you that the future delinquency and loss experience for the trust portfolio will be similar to the historical experience set forth below. For purposes of the tables in this section, Average Principal Receivables Outstanding is the average of the balance of the Principal Receivables Outstanding as of the first day of each Monthly Period in the period indicated and Average Accounts Outstanding is the average of the number of accounts as of the first day of each Monthly Period in the period indicated.

Loss Experience
(Dollars in Thousands)

Ten Months Ended October 31,
2020
Average Principal Receivables Outstanding	$8,064,201
Gross Principal Charge-Offs	$340,226
Gross Principal Charge-Offs as a Percentage of Average Principal Receivables Outstanding (Annualized)	5.06%
Less: Recoveries	$56,748
Net Principal Charge-Offs	$283,478
Net Principal Charge-Offs as a Percentage of Average Principal Receivables Outstanding (Annualized)	4.22%
Gross Charge-Off Accounts	199,215
Average Accounts Outstanding	11,736,384
Gross Charge-Offs as a Percentage of Average Accounts Outstanding (Annualized)	2.04%

Receivables Delinquency Experience
(Dollars in Thousands)

	As of October 31,
	2020
	Receivables	Percentage of Receivables Outstanding
Receivables Outstanding	$7,841,260
Receivables Delinquent:
30-59 Days	45,597	0.58%
60-89 Days	31,141	0.40%
90-119 Days	22,871	0.29%
120-149 Days	20,414	0.26%
150-179 Days	18,258	0.23%
180 or More Days	0	0.00%
Total	$138,282	1.76%

Balance Reductions

The accounts in the trust portfolio may have balance reductions granted for a number of reasons, including merchandise refunds, returns, and fraudulent charges. For the twelve months ended October 31, 2020, the average monthly balance reduction rate for the approved portfolio of accounts attributable to such returns and fraud was 1.08%.

The net revenues collected from finance charges and fees related to accounts in the trust portfolio for each of the periods shown are set forth in the following table. Fees include late fees, pay by phone fees, over limit fees, balance transfer fees, cash advance fees and returned check fees. We cannot assure you that the future revenue experience for the receivables in the trust portfolio will remain similar to the historical experience set forth below. For purposes of the table in this section, Average Principal Receivables Outstanding is the average of the balance of the Principal Receivables Outstanding as of the first day of each Monthly Period in the period indicated.

Revenue Experience
(Dollars in Thousands)

Ten Months Ended October 31,
2020
Average Principal Receivables Outstanding	$8,064,201
Collected Finance Charges and Fees	$1,677,276
Collected Finance Charges and Fees as a Percentage of Average Principal Receivables Outstanding (Annualized)	24.96%

C.	Compliance with Underwriting Criteria

Review of Pool Asset Disclosure

In connection with this Form 10-D, the depositor performed a review of the information required to be included in this Form 10-D relating to the transferred receivables pursuant to Item 1111 of Regulation AB (such information, the “Rule 193 Information”). This review was designed and effected to provide the depositor with reasonable assurance that the Rule 193 Information is accurate in all material respects.

The Rule 193 Information consisting of factual information was reviewed and approved by those officers and employees of the depositor, Synchrony Bank, (the “bank”) and their affiliates who are knowledgeable about such factual information. Counsel to the depositor reviewed the Rule 193 Information consisting of descriptions of portions of the transaction documents and compared that Rule 193 Information to the related transaction documents. Rule 193 Information consisting of descriptions of the program agreements for the approved portfolios was reviewed and compared to the applicable program agreements by officers of the bank familiar with those documents.

Officers and affiliates of the depositor also performed a review of the statistical information in this Form 10-D with respect to the transferred receivables. The statistical information relating to the transferred receivables was compared to information from the bank’s database regarding the attributes of such receivables. The results of the review provided validation that the data is accurate and consistent in all material respects with the information maintained in the bank’s database.

Certain data processing and administrative functions associated with the servicing of the trust portfolio are currently being performed on behalf of the bank pursuant to the terms of a services agreement with First Data Resources, LLC (“FDR”). Information processed by FDR is transferred to the bank’s information system, and the statistical information regarding the trust accounts that is included in this Form 10-D is derived from the bank’s information system. The bank utilizes a variety of integrated automated controls to ensure that data processed by FDR is accurately transferred to the bank’s information systems including data architectural controls that validate record counts as well as data quality controls to measure completeness, consistency and validity. In addition, the bank verifies the accuracy of what is processed by reviewing a report that compares data fields including the total credit limits, delinquency statuses, late fees, finance charges and principal receivables of all accounts processed by FDR to the corresponding information reflected in the bank’s information systems for all accounts owned by the bank.

With respect to the disclosure under “Compliance with Underwriting Criteria” below, the bank regularly engages in activities that are designed to monitor and measure compliance with its credit policy, including testing of automated approval systems and monthly monitoring and compliance checks with respect to credit line decisions that are not handled through the automated system.

To ensure models used in automated strategies are “good to use,” the bank utilizes a model governance framework which is in accordance with the latest regulatory guidance. Upon instances where deviation from expected performance is observed, the bank management team is notified, with an explanation of the results. This notification to bank management may result in re-evaluating and, potentially, re-building models.  When monitoring the quality of the automated decision approvals, the bank uses monthly portfolio performance packages. These packages summarize monthly approval trends by score range, channel and lines assigned.

As described in more detail under “Compliance with Underwriting Criteria” below, if a cardholder requests a credit line that exceeds the amount set for such cardholder by the automated system, the related request may be forwarded to a group referred to as “Credit Solutions” for consideration. Credit line decisions made by the Credit Solutions group are monitored through a monthly process during which each underwriter has a minimum number of seven credit line decisions reviewed by a bank quality control analyst who rates each decision in accordance with an established review methodology.

Since July 1, 2010, additional procedures have been implemented to monitor the activities of the Credit Solutions group. Currently, on a monthly basis, a surveillance team screens a sample of accounts that were handled by the Credit Solutions group to identify accounts for decisions outside the procedure. The surveillance team selects the sample of accounts to be reviewed on a random basis in an amount sufficient to provide a 95% confidence level for all accounts that were handled by the Credit Solutions group in the prior month. Such accounts are then re-evaluated to determine whether there were any exceptions from underwriting guidelines with respect to the credit lines granted on such accounts. Prior to March 1, 2018, the surveillance team screened all accounts that were handled by the Credit Solutions group, and there may be modifications to such surveillance procedures from time to time in the future.

In connection with account additions, the depositor periodically identifies accounts that meet the trust eligibility criteria by screening the inventory of accounts owned by the bank (including accounts acquired from third party originators) for the applicable characteristics. The depositor then prepares a report that shows the applicable account characteristics for the accounts that passed the screen. This report is reviewed by the bank to ensure that the screen properly excluded any ineligible accounts. Among the population of eligible accounts, the bank, in its discretion, may apply additional screens based on certain account characteristics, including credit score and delinquency status, however, the bank is not required to do so. Once these additional screens have been applied, the bank randomly selects accounts from the remaining population of eligible accounts. In connection with each account addition, the depositor will represent that no selection procedures believed to be materially adverse to the interests of the issuing entity or the noteholders were utilized in selection of the additional accounts from the available eligible accounts.

The depositor had ultimate authority and control over, and assumes all responsibility for, the review and the findings and conclusions of the review. The depositor attributes all findings and conclusions of the review to itself.

After undertaking the review described above, the depositor has concluded that it has reasonable assurance that the Rule 193 Information in this Form 10-D is accurate in all material respects.

Compliance with Underwriting Criteria

The bank makes virtually all underwriting and authorization decisions using an automated system that considers credit bureau information that is run through proprietary scoring models developed for the bank to calculate each applicant’s credit score. This automated system drives all decisions to approve or decline a customer’s request for credit and also sets an initial credit line on each approved customer’s account, in each case without any underwriter discretion.

In cases where a newly approved cardholder or an existing cardholder has requested a credit line that exceeds the amount set by the automated system, the request may be forwarded to the Credit Solutions group for further consideration if such cardholder received the highest internal credit rating from the automated system. Applicants with lower credit ratings are offered the maximum credit line permitted by the automated system without any review by the Credit Solutions group. Once accounts are received by the Credit Solutions group, all requests for a higher credit line are screened through a system that considers each applicant’s bankruptcy history, ability to pay and recent increase history. All accounts considered by the Credit Solutions group that pass the initial screen are then assessed by underwriters according to operating procedures that consider certain account characteristics, including factors such as credit score and delinquency history. If an applicant satisfies all criteria specified by the operating procedures, the reviewing underwriter may grant a higher credit line up to designated levels.

The depositor has reviewed the credit line decisions made by the Credit Solutions group that were identified by the bank’s surveillance team as specified above between January 1, 2016 and October 31, 2020 for credit line decisions relating to the Retail Card platform (which originates the majority of the accounts designated to the trust) that were exceptions to its underwriting guidelines. Some of these credit line decisions were granted at or under the designated maximum level permitted by the operating procedures, however such accounts were found to deviate from the disclosed underwriting guidelines for the sole reason that they lacked requisite manager pre-approval. The remainder of the exceptions were determined to be exceptions because the credit lines were found to be above the maximum level permitted by the operating procedures for those accounts. Based on the depositor’s review, the number of credit line decisions for which exceptions were identified represents less than 0.10% of all accounts for which credit was granted during such time period.

The bank determined to include the receivables for which exceptions were identified in the trust portfolio because the exceptions would not have a material adverse effect on the trust, and therefore, despite the exceptions to the underwriting criteria, the related receivables are eligible for sale to the trust. With respect to these credit-related exceptions, the bank considers, as an additional compensating factor, that ongoing credit monitoring enables the bank to adjust the credit limit as deemed necessary by the results of the behavioral scoring model that is applied to each account periodically.

D.	Repurchase of Receivables

No assets securitized by RFS Holding, L.L.C. (the “Securitizer”) and held by Synchrony Credit Card Master Note Trust were the subject of a demand to repurchase or replace for breach of the representations and warranties during the distribution period November 1, 2020 through November 30, 2020. The most recent Form ABS-15G filed by the Securitizer was filed on February 12, 2020. The CIK number of the Securitizer is 0001226006.

ITEM 1A – Asset-Level Information.

Inapplicable.

ITEM 1B – Asset Representations Reviewer and Investor Communication.

Nothing to report.

PART II - Other Information

ITEM 2 – Legal Proceedings.

Nothing to report.

ITEM 3 – Sales of Securities and Use of Proceeds.

Nothing to report.

ITEM 4 – Defaults Upon Senior Securities.

Nothing to report.

ITEM 5 – Submission of Matters to a Vote of Security Holders.

Nothing to report.

ITEM 6 – Significant Obligors of Pool Assets.

Nothing to report.

ITEM 7 – Change in Sponsor Interest in the Securities.

Nothing to report.

ITEM 8 – Significant Enhancement Provider Information.

Inapplicable.

ITEM 9 – Other Information.

Nothing to report.

ITEM 10 – Exhibits

(a) The exhibits listed below are filed as a part of this report.

Exhibit No.	Document Description

99.1	Monthly Noteholder's Statement for Synchrony Credit Card Master Note Trust, Series 2016-2, for December 15, 2020 Payment Date.

99.2	Monthly Noteholder's Statement for Synchrony Credit Card Master Note Trust, Series 2017-2, for December 15, 2020 Payment Date.

99.3	Monthly Noteholder's Statement for Synchrony Credit Card Master Note Trust, Series 2018-1, for December 15, 2020 Payment Date.

99.4	Monthly Noteholder's Statement for Synchrony Credit Card Master Note Trust, Series 2018-2, for December 15, 2020 Payment Date.

(b) See (a) above for the exhibits filed in response to Item 601 of Regulations S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RFS Holding, L.L.C., as depositor

Dated: December 15, 2020	By:	/s/ Andrew Lee
	Name:	Andrew Lee
	Title:	Vice President